                                                                     EXHIBIT 4.2

                            KIEWIT MATERIALS COMPANY

                                      AND

                           UMB BANK, N.A., AS TRUSTEE

                            ------------------------

                                   INDENTURE

                         DATED AS OF             , 2000

                            ------------------------

                            KIEWIT MATERIALS COMPANY

     Reconciliation and tie between Trust Indenture Act of 1939 and Indenture,
dated as of             , 2000*

TRUST INDENTURE
ACT SECTION                                                   INDENTURE SECTION
---------------                                               -----------------
sec.310(a)(1)...............................................  6.8
     (a)(2).................................................  6.9
     (a)(3).................................................  Not Applicable
     (a)(4).................................................  Not Applicable
     (b)....................................................  6.7
                                                              6.9
sec.311(a)..................................................  6.12(a)
     (b)....................................................  6.12(b)
     (b)(2).................................................  7.3(a)(2)
                                                              7.3(b)
sec.312(a)..................................................  7.1
                                                              7.2(a)
     (b)....................................................  7.2(b)
     (c)....................................................  7.2(c)
sec.313(a)..................................................  7.3(a)
     (b)....................................................  7.3(b)
     (c)....................................................  7.3(a), 7.3(b)
     (d)....................................................  7.3(c)
sec.314(a)..................................................  7.4
     (b)....................................................  Not Applicable
     (c)(1).................................................  1.2
     (c)(2).................................................  1.2
     (c)(3).................................................  Not Applicable
     (d)....................................................  Not Applicable
     (e)....................................................  1.2
sec.315(a)..................................................  6.1(a)
     (b)....................................................  6.2
                                                              7.3(a)(6)
     (c)....................................................  6.1(b)
     (d)....................................................  6.1(c)
     (d)(1).................................................  6.1(a)(1)
     (d)(2).................................................  6.1(c)(2)
     (d)(3).................................................  6.1(c)(3)
     (e)....................................................  5.12
sec.316(a)(1)(A)............................................  5.2
                                                              5.10
     (a)(1)(B)..............................................  5.11
     (a)(2).................................................  Not Applicable
     (b)....................................................  5.8
sec.317(a)(1)...............................................  5.3
     (a)(2).................................................  5.4
     (b)....................................................  9.2
sec.318(a)..................................................  1.6

---------------
* This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.

                               TABLE OF CONTENTS*

                                   ARTICLE I

            DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

Section 1.1.   Definitions.................................................    1
Section 1.2.   Compliance Certificates and Opinions........................    6
Section 1.3.   Acts of Holders.............................................    6
Section 1.4.   Notices, Etc., to Trustee and Company.......................    7
Section 1.5.   Notice to Holders; Waiver...................................    7
Section 1.6.   Conflict with Trust Indenture Act...........................    7
Section 1.7.   Effect of Headings and Table of Contents....................    7
Section 1.8.   Successors and Assigns......................................    8
Section 1.9.   Separability Clause.........................................    8
Section 1.10.  Benefits of Indenture.......................................    8
Section 1.11.  Governing Law...............................................    8
Section 1.12.  Legal Holidays..............................................    8

                                   ARTICLE II

                                 SECURITY FORMS

Section 2.1.   Forms Generally.............................................    8
Section 2.2.   Form of Security............................................    9
Section 2.3.   Form of Trustee's Certificate of Authentication.............   11
Section 2.4.   Form of Conversion Notice...................................   11
Section 2.5.   Form of Legend on Face of Security..........................   11

                                  ARTICLE III

                                 THE SECURITIES

Section 3.1.   Amount Unlimited; Issuable in Series........................   11
Section 3.2.   Denominations...............................................   13
Section 3.3.   Execution, Authentication, Delivery and Dating..............   13
Section 3.4.   Transfer Restrictions.......................................   13
Section 3.5.   Registration and Registration of Transfer...................   14
Section 3.6.   Payment of Interest; Interest Rights Preserved..............   14
Section 3.7.   Persons Deemed Owners.......................................   14
Section 3.8.   Cancellation................................................   14
Section 3.9.   Computation of Interest.....................................   14

                                   ARTICLE IV

                           SATISFACTION AND DISCHARGE

Section 4.1.   Satisfaction and Discharge of Indenture.....................   15
Section 4.2.   Application of Trust Money..................................   15

---------------
* This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

                                   ARTICLE V

                                    REMEDIES

Section 5.1.   Events of Default...........................................   16
Section 5.2.   Acceleration of Maturity; Rescission and Annulment..........   16
Section 5.3.   Collection of Indebtedness and Suits for Enforcement by        16
               Trustee.....................................................
Section 5.4.   Trustee May File Proofs of Claim............................   17
Section 5.5.   Trustee May Enforce Claims Without Possession of               17
               Securities..................................................
Section 5.6.   Application of Money Collected..............................   18
Section 5.7.   Limitation on Suits.........................................   18
Section 5.8.   Unconditional Right of Holders to Receive Principal and        18
               Interest and to Convert.....................................
Section 5.9.   Restoration of Rights and Remedies..........................   18
Section 5.10.  Control by Holders..........................................   19
Section 5.11.  Waiver of Past Defaults.....................................   19
Section 5.12.  Undertaking for Costs.......................................   19

                                   ARTICLE VI

                                  THE TRUSTEE

Section 6.1.   Certain Duties and Responsibilities.........................   19
Section 6.2.   Notice of Defaults..........................................   20
Section 6.3.   Certain Rights of Trustee...................................   20
Section 6.4.   Not Responsible for Recitals or Issuance of Securities......   21
Section 6.5.   Money Held in Trust.........................................   21
Section 6.6.   Compensation................................................   21
Section 6.7.   Disqualification; Conflicting Interest......................   21
Section 6.8.   Corporate Trustee Required; Eligibility.....................   25
Section 6.9.   Resignation and Removal; Appointment of Successor...........   25
Section 6.10.  Acceptance of Appointment by Successor......................   26
Section 6.11.  Merger, Conversion, Consolidation or Succession to             27
               Business....................................................
Section 6.12.  Preferential Collection of Claims Against Company...........   27

                                  ARTICLE VII

               HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

Section 7.1.   Company to Furnish Trustee Names and Addresses of Holders...   29
Section 7.2.   Preservation of Information; Communications to Holders......   30
Section 7.3.   Reports by Trustee..........................................   30
Section 7.4.   Reports by Company..........................................   31

                                  ARTICLE VIII

                            SUPPLEMENTAL INDENTURES

Section 8.1.   Supplemental Indentures Without Consent of Holders..........   32
Section 8.2.   Supplemental Indentures with Consent of Holders.............   32
Section 8.3.   Execution of Supplemental Indentures........................   33
Section 8.4.   Effect of Supplemental Indentures...........................   33
Section 8.5.   Conformity with Trust Indenture Act.........................   33
Section 8.6.   Reference in Securities to Supplemental Indentures..........   33

                                   ARTICLE IX

                                   COVENANTS

Section 9.1.   Payment of Principal and Interest...........................   34
Section 9.2.   Money for Securities Payments to Be Held in Trust...........   34
Section 9.3.   Notice of a Change of Control...............................   35

                                   ARTICLE X

                            REDEMPTION OF SECURITIES

Section 10.1.  Applicability of Article....................................   35
Section 10.2.  Election to Redeem..........................................   35
Section 10.3.  Notice of Redemption........................................   35
Section 10.4.  Deposit of Redemption Price.................................   35
Section 10.5.  Securities Payable on Redemption Date.......................   35

                                   ARTICLE XI

                            CONVERSION OF SECURITIES

Section 11.1.  Right of Conversion.........................................   36
Section 11.2.  Issuance of Common Stock; Time of Conversion................   36
Section 11.3.  Adjustments in Respect of Interest..........................   36
Section 11.4.  Adjustment of Conversion Rate...............................   36
Section 11.5.  No Fractional Shares........................................   39
Section 11.6.  Trustee Not Liable..........................................   40

                                  ARTICLE XII

                             PRIORITY OF SECURITIES

Section 12.1.  Parity With All Unsecured Indebtedness......................   40
Section 12.2.  Payment Over of Proceeds Upon Dissolution, Etc..............   40
Section 12.3.  Reliance on Judicial Order or Certificate of Liquidating       41
               Agent.......................................................

     INDENTURE, dated as of             , 2000, between UNITED METRO MATERIALS
INC., a corporation duly organized and existing under the laws of the State of Delaware (the "Company"), having its principal office at Kiewit Plaza, Omaha, Nebraska 68131, and UMB BANK, N.A., a national banking association duly organized and existing under the laws of the United States of America, having
its Corporate Trust Office at             , Kansas City, Missouri, as Trustee.

                            RECITALS OF THE COMPANY

     The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its unsecured debentures, notes or other evidences of indebtedness (the "Securities"), to be issued in one or more series as provided in this Indenture.

     All things necessary to make this Indenture a valid agreement of the Company, in accordance with its terms, have been done.

     NOW, THEREFORE, THIS INDENTURE WITNESSETH:

     For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities or of series thereof, as follows:

                                   ARTICLE I.

                        DEFINITIONS AND OTHER PROVISIONS
                             OF GENERAL APPLICATION

     Section 1.1. Definitions.

     For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

          (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

          (2) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

          (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles, and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted at the date of such computation; and

          (4) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

     Certain terms, used principally in Article Six, are defined in that Article.

     "Act", when used with respect to any Holder, has the meaning specified in
Section 1.3.

     "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     "Average Closing Market Price" means, with respect to any day:

          (a) if the Company has not terminated its obligation under its certificate of incorporation to repurchase shares of Common Stock, the Formula Price as of such day; or

          (b) if the Company has terminated its obligation under its certificate of incorporation to repurchase shares of Common Stock, the average of the Common Stock Per Share Prices for the 10 Trading Day period ending on the third Trading Day prior to such day, appropriately adjusted to take into account the occurrence during the period commencing on the first of such Trading Days during such 10 Trading Day period and ending on such day any event that would result in an adjustment of the Conversion Rate.

     "Board of Directors" means either the board of directors of the Company or any duly authorized committee of that board.

     "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

     "Business Day", when used with respect to any Place of Payment, means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in that Place of Payment are authorized or obligated by law to close.

     "Change of Control" means the occurrence, after the date hereof, of any of the following:

          (a) any Person (including any syndicate or group deemed to be a "person" under Section 13(d)(3) of the Securities Exchange Act of 1934), other than the Company, any Subsidiary of the Company, any employee benefit plan of the Company or any such Subsidiary becomes the beneficial owner, directly or indirectly, through a purchase or other acquisition transaction or series of transactions (other than a merger or consolidation involving the Company), of shares of capital stock of the Company entitling such Person to exercise in excess of 50% of the total voting power of all shares of capital stock of the Company entitled to vote generally in the election of directors;

          (b) any consolidation of the Company with, or merger of the Company into, any other Person, any merger of another Person into the Company, or any sale or transfer of the assets of the Company as, or substantially as, an entirety, to another Person (other than (i) any such transaction pursuant to which the holders of the Voting Stock immediately prior to such transaction have, directly or indirectly, shares of capital stock of the continuing or surviving corporation immediately after such transaction which entitle such holders to exercise in excess of 50% of the total voting power of all shares of capital stock of the continuing or surviving corporation entitled to vote generally in the election of directors and
     (ii) any merger (A) which does not result in any reclassification, conversion, exchange or cancellation of outstanding shares of Voting Stock or (B) which is effected solely to change the jurisdiction of incorporation of the Company and results in a reclassification, conversion or exchange of outstanding shares of Voting Stock solely into shares of stock carrying substantially the same relative rights as the Voting Stock); or

          (c) a change in the Board of Directors of the Company in which the individuals who constituted the Board of Directors of the Company at the beginning of the two-year period immediately preceding such change (together with any other directors whose election to the Board of Directors of the Company or whose nomination for election by the stockholders of the Company was approved by a vote of at least a majority of the directors then in office either who were directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the directors then in office in the event the Company has terminated its obligation under its certificate of incorporation to repurchase shares of Common Stock.

     "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

     "Common Stock" means (i) the class of common stock issued by the Company which is designated "Common Stock", which has general voting rights, which has no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up the

Company and which is not subject to redemption by the Company, or (ii) any other class of common stock issued by the Company which is designated in a Board Resolution or supplemental indenture establishing the terms of a series of Securities pursuant to Section 3.1 as the class of stock into which the Securities of such series shall be convertible.

     "Common Stock Per Share Price" means, with respect to any day,

          (a) if the Company has not terminated its obligation under its certificate of incorporation to repurchase shares of Common Stock, the Formula Price; or

          (b) if the Company has terminated its obligation under its certificate of incorporation to repurchase shares of Common Stock, the closing sale price regular way on such day or, in case no such sale takes place on such day, the average of the reported closing bid and asked prices, regular way, on such day, in each case on the New York Stock Exchange, or, if such security is not listed or admitted to trading on such Exchange, on the principal national security exchange or quotation system on which such security is quoted or listed or admitted to trading, or, if not quoted or listed or admitted to trading on any national securities exchange or quotation system, the average of the closing bid and asked prices of such security on such day on the over-the-counter market on such day as reported by the National Quotation Bureau Incorporated, or a similar generally accepted reporting service, or if not so available, in such manner as furnished by any New York Stock Exchange member firm selected from time to time by the Board of Directors for that purpose, or a price per share of Common Stock as of such day as determined in good faith by the Board of Directors or, to the extent permitted by applicable law, a duly authorized committee thereof, whose determination shall be conclusive.

     "Company" means the Person named as the "Company" in the first paragraph of this instrument and its successors and assigns.

     "Company Request" or "Company Order" means a written request or order signed in the name of the Company by its Chairman of the Board, its President or a Vice President, and by its Treasurer, an Assistant Treasurer its Secretary or an Assistant Secretary, and delivered to the Trustee.

     "Conversion Date" has the meaning set forth in Section 11.2.

     "Conversion Interest Termination Date" means, with respect to any Security:

          (i) June 30 of the Regular Conversion Year applicable to such Security if such Security is converted into Common Stock during the Regular Conversion Period applicable to such Security; and

          (ii) the Conversion Date if such Security is converted into Common Stock during a Special Conversion Period applicable to such Security.

     "Conversion Period" means, with respect to any Security, the Regular Conversion Period and any Special Conversion Period applicable to such Security.

     "Corporate Trust Office" means the office of the Trustee in Kansas City, Missouri at which at any particular time its corporate trust business shall be principally administered, and which at the date hereof is located at
               .

     "Corporation" includes corporations, associations, companies, joint-stock companies and business trusts.

     "Debenture Repurchase Agreement" means each agreement between a Holder and the Company, in substantially the Form of Exhibit A.

     "Event of Default" has the meaning specified in Section 5.1.

     "Formula Price" means, with respect to any day:

          (a) the total stockholders' equity as shown on the consolidated balance sheet contained in the consolidated financial statements of the Company consolidated subsidiaries, prepared in conformity with generally accepted accounting principles applied on a consistent basis for the Company and its consolidated subsidiaries as of the prior year end and audited and certified by an independent firm of certified public accountants selected and engaged by the Board of Directors; minus

          (b) the sum of (i) such total stockholders' equity attributable to any issued and outstanding preferred stock, plus (ii) the amount of any accrued, accumulated and undeclared dividends on such preferred stock, all as of the date of determination; divided by

          (c) the number of shares of Common Stock outstanding on the date of determination.

     "Holder" means a Person in whose name a Security is registered in the Security Register.

     "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof and shall include the terms of particular series of Securities established as contemplated by Section 3.1.

     "Interest Payment Date", when used with respect to any Security, means the Stated Maturity of an installment of interest on such Security.

     "Maturity", when used with respect to any Security, means the date on which the principal of such Security or an installment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

     "Officers' Certificate" means a certificate signed by the Chairman of the Board, the President or a Vice President, and by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary, of the Company, and delivered to the Trustee.

     "Opinion of Counsel" means a written opinion of counsel, who may be counsel to the Company, and who shall be acceptable to the Trustee.

     "Outstanding", when used with respect to Securities of any series, means, as of the date of determination, all such Securities theretofore authenticated and delivered under this Indenture except:

          (a) Any such Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

          (b) Any such Securities for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities; provided that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made; and

          (c) Any such Securities in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company;

provided, however, that in determining whether the Holders of the requisite principal amount of the Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which the Trustee knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or such other obligor.

     "Paying Agent" means any Person authorized by the Company to pay the principal of or interest on any Securities on behalf of the Company.

     "Person" means any individual, Corporation, partnership, limited liability company, joint venture, trust, unincorporated organization or government or any agency or political subdivision thereof.

     "Place of Payment", when used with respect to the Securities of any series, means the principal office of the Company in Omaha, Nebraska and such other place or places where principal of and interest on the Securities of that series are payable as specified in a Board Resolution or supplemental indenture establishing the terms of such series pursuant to Section 3.1.

     "Redemption Date", when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

     "Redemption Price", when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

     "Regular Conversion Period" means, with respect to any series of Securities, the period beginning on October 1 and ending on October 31 in the year which is five years after the date of issuance of such series of Securities or any other period specified in a Board Resolution or supplemental indenture establishing the terms of such series pursuant to Section 3.1.

     "Regular Conversion Year" means, with respect to any series of Securities, the year which is five years after the date of issuance of such series of Securities or any other period specified in a Board Resolution or supplemental indenture establishing the terms of such series pursuant to Section 3.1.

     "Regular Record Date" for the interest payable on any Interest Payment Date on the Securities of any series means the date specified for that purpose as contemplated by Section 3.1.

     "Responsible Officer", when used with respect to the Trustee, means the chairman or any vice-chairman of the board of directors, the chairman or any vice-chairman of the executive committee of the board of directors, the chairman of the trust committee, the president, any vice president, the secretary, any assistant secretary, the treasurer, any assistant treasurer, the cashier, any assistant cashier, any trust officer or assistant trust officer, the controller or any assistant controller or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

     "Securities" has the meaning stated in the first recital of this Indenture and more particularly means any Securities authenticated and delivered under this Indenture.

     "Security Register" and "Security Registrar" have the respective meanings specified in Section 3.5.

     "Special Conversion Period" means, with respect to any Security, any of the following periods commencing prior to the commencement of the Regular Conversion
Period:

          (1) the thirty (30) day period immediately following the death of the Holder of such Security;

          (2) the thirty (30) day period immediately following a Change of Control; or

          (3) the thirty (30) day period immediately prior to the Redemption
     Date.

     "Stated Maturity", when used with respect to any Security or any installment of principal thereof or interest thereon, means the date specified in such Security as the fixed date on which the principal of such Security or such installment of principal or interest is due and payable.

     "Subsidiary" means any Corporation in which the Company owns directly or indirectly at least 20 percent of the outstanding capital stock, based on the total dollar value of outstanding stock if there is more than one class of stock outstanding.

     "Trading Day" means (x) if the applicable security is listed or admitted for trading on the New York Stock Exchange, the Nasdaq National Market or another national security exchange, a day on which the New York Stock Exchange, the Nasdaq National Market or another national security exchange is open for business or (y) if the applicable security is quoted on the Nasdaq National Market, a day on which trades may be made thereon or (z) if the applicable security is not so listed, admitted for trading or quoted, any day other than a Saturday or Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

     "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean each Person who is then a Trustee hereunder, and if at any time there is more than one such Person, "Trustee" as used with respect to the Securities of any series shall mean the Trustee with respect to Securities of that series.

     "Trust Indenture Act" means the Trust Indenture Act of 1939 as in force at the date as of which this instrument was executed, except as provided in Section 8.5.

     "Vice President", when used with respect to the Company or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president".

     "Voting Stock" means the Common Stock and any other stock of the Company which votes together with the Common Stock in the election of directors (without regard to whether there has been an arrearage in the payment of dividends on preferred stock).

     Section 1.2. Compliance Certificates and Opinions.

     Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

     Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include

          (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

          (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

          (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

          (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

     Section 1.3. Acts of Holders.

     (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 6.1) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

     (b) The ownership of Securities shall be proved by the Security Register.

     (c) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

     Section 1.4. Notices, Etc., to Trustee and Company.

     Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

          (1) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office, or

          (2) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company addressed to it at the address of its principal office specified in the first paragraph of this instrument, Attention: President, or at any other address previously furnished in writing to the Trustee by the Company.

     Section 1.5. Notice to Holders; Waiver.

     Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at his address as it appears in the Security Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

     In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

     Section 1.6. Conflict with Trust Indenture Act.

     If any provision hereof limits, qualifies or conflicts with another provision hereof which is required to be included in this Indenture by any of the provisions of the Trust Indenture Act, such required provision shall control.

     Section 1.7. Effect of Headings and Table of Contents.

     The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

     Section 1.8. Successors and Assigns.

     All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

     Section 1.9. Separability Clause.

     In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     Section 1.10. Benefits of Indenture.

     Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder and the Holders, any benefit or any legal or equitable right, remedy or claim under this Indenture.

     Section 1.11. Governing Law.

     This Indenture and the Securities shall be governed by and construed in accordance with the laws of the State of Delaware.

     Section 1.12. Legal Holidays.

     In any case where any Interest Payment Date, Redemption Date or Stated Maturity of any Security shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of this Indenture or of the Securities) payment of interest or principal need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date or Redemption Date, or at the Stated Maturity, provided that no interest shall accrue for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity, as the case be.

                                  ARTICLE II.

                                 SECURITY FORMS

     Section 2.1. Forms Generally.

     The Securities of each series shall be in substantially the form set forth in this Article, or in such other form as shall be established by or pursuant to a Board Resolution or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution of such Securities. If the form of Securities of any series is established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Company Order contemplated by Section 3.3 for the authentication and delivery of such Securities.

     The Trustee's certificates of authentication shall be in substantially the form set forth in this Article.

     The legend appearing on the face of the Securities shall be in substantially the form set forth in this Article.

     The definitive Securities shall be typed, printed, lithographed or engraved, or produced by any combination of these methods, all as determined by the officers executing such Securities, as evidenced by their execution of such Securities.

     Section 2.2. Form of Security.

                         FORM OF CONVERTIBLE DEBENTURE
                            KIEWIT MATERIALS COMPANY
                             A DELAWARE CORPORATION

Registered Debenture No.                                $
     % Convertible Debenture                               Due: October 31, 2

     KIEWIT MATERIALS COMPANY, a corporation organized and existing under the laws of the State of Delaware, and having its principal place of business in the City of Omaha, Nebraska (hereinafter called the "Corporation"), for the value
received, hereby promises to pay to                or registered assigns
(hereinafter called the "Debentureholder") on October 31, 2   , the principal
sum of                ($          ) Dollars.

     This debenture is one of the        series of registered convertible
debentures of the Corporation, due October 31, 2   unless previously redeemed or
converted, limited to the aggregate principal amount of                and
No/100 ($          ) Dollars, all issued or to be issued pursuant to an
indenture, dated as of             , 2000 (the "Indenture"), executed and
delivered by the Corporation and UMB Bank, N.A. as Trustee, (hereinafter referred to as "Trustee"). This debenture is subject to the terms of the Indenture, and all indentures supplemental thereto, and reference is hereby made to the Indenture and any such supplemental indenture for a description of the rights, limitations, obligations and immunities of the Corporation, the holders of the debentures and the Trustee. Capitalized terms used and not defined herein have the meanings ascribed to those terms in the Indenture.

     (1) TYPE OF PAYMENT: Payment of interest and principal shall be in any coin or currency of the United States of America which at the time of payment shall be legal tender for the payment of public or private debts.

     (2) INTEREST: Except as hereinafter provided, the Corporation promises to pay to the registered holder hereof or his registered assigns, interest on the
principal sum of this debenture at the rate of      % per annum until the
Corporation's obligation with respect to the payment of the principal amount shall have been discharged. Interest shall accrue upon this debenture from the most recent date to which interest has been paid, or if no interest has been paid, from the date of original issuance. In the event of conversion as provided in paragraph (7)(a) hereof, interest shall cease accruing on the principal
amount of this debenture on June 30, 2   . In the event of conversion as
provided in paragraph (7)(b) hereof, interest shall cease accruing on the principal amount of this debenture on the Conversion Date. Interest on this debenture shall be paid annually on each November 1st, commencing November 1,
2   .

     (3) PLACE OF PAYMENT: The principal and interest on this debenture shall be payable at the office of the Corporation in Omaha, Nebraska.

     (4) DEFAULT: This debenture shall be deemed to be in default whenever the principal sum and/or interest becomes payable and remains unpaid for a period of sixty (60) days.

     (5) REDEMPTION: This debenture is subject to redemption at any time prior to the date of maturity at its principal amount plus all accrued and unpaid interest to the date of redemption, provided, however, that the entire series is redeemed. This debenture may not be redeemed during the thirty-one (31) day conversion period provided for in paragraph (7)(a) hereof. Redemption shall be preceded by notice thereof, mailed to the registered holder by registered mail no later than thirty (30) days preceding the date of redemption. The registered holder may convert this debenture into Common Stock during that thirty (30) day period preceding the date set for redemption as provided for in paragraph 7(b) hereof.

     (6) TRANSFER: The debenture may be transferred by the registered holder at the principal office of the Corporation in Omaha, Nebraska on registry books kept for such purpose at such office, upon surrender and cancellation of this debenture, and the payment of applicable charges. The Corporation and the Trustee may treat the registered holder of this debenture as the absolute owner for all purposes.

     (7) CONVERSION:

     (a) This debenture is convertible into the $0.01 par value common stock ("Common Stock") of the Corporation on the following basis: during the period
commencing on October 1, 2   and ending on October 31, 2   , the registered
holder may convert the entire principal amount of this debenture, plus a cash
payment equal to the product of                multiplied by the Average Closing
Market Price on the Conversion Date, into                (               )
shares of Common Stock, subject to adjustment upon the occurrence of certain events as provided in the Indenture.

     (b) If any of the following events occur prior to October 1, 2   , this
debenture is convertible into Common Stock: (i) for thirty (30) days following the occurrence of the registered holder's death; (ii) for thirty (30) days following a Change of Control; and (iii) for thirty (30) days prior to redemption of the registered holder's debentures, as provided for in paragraph
(5) hereof. During any such period, the registered holder or the registered holder's representative or estate, as the case may be, may convert the entire principal amount of the debenture plus a cash payment equal to the product of multiplied by the Average Closing Market Price on the Conversion
Date, into                (               ) shares of Common Stock, subject to
adjustment upon the occurrence of certain events as provided in the Indenture.

     (c) During the period commencing on November 1, 2   and ending on October
31, 2   , the date of maturity, the debenture is not convertible, in whole or in part.

     (d) The conversion privilege shall be deemed exercised by submission of this debenture with a written request for conversion plus the required cash payment during the applicable conversion period at the principal office of the Corporation. The Corporation shall thereafter, within a sixty (60) day period, issue certificates registered in the name of the registered holder representing the shares of Common Stock into which this debenture has been converted.

     (8) SUBORDINATION: In the payment of their claims, all creditors of the Corporation shall rank equally with the holders of convertible debentures. All claims of the debentureholders against earnings or assets are hereby made superior to those of stockholders, and the Corporation agrees that as long as any of its convertible debentures are outstanding, it will not pay any dividends on its stock until all liability for unpaid interest on its debentures has been paid. In the event of dissolution or liquidation of the Corporation, the holders of all debentures shall be entitled to be paid in full, both principal and interest, before any assets of the Corporation are distributed to any stockholder.

     (9) LIQUIDATION OF LIABILITY: No recourse shall be had for the payment of the principal or interest of this debenture, against any incorporator, stockholder, officer, or director, past, present, or future, of the Corporation, all such liability being expressly waived by the owner of this debenture.

     (10) VALIDATION: This debenture shall not be valid or become obligatory for any purpose until the certificate of authentication thereon shall have been signed by the Trustee.

     IN WITNESS WHEREOF, Kiewit Materials Company has caused this debenture to become signed and its corporate seal to be hereunto affixed by its officers duly
authorized thereunto, all as of the   day of           , 2   .

ATTEST:                                                KIEWIT MATERIALS COMPANY

-----------------------------------------------------  By: -------------------------------------------------
Assistant Secretary                                    President

TRUSTEE'S CERTIFICATE OF AUTHENTICATION:  This is one of the debentures
described in the Trust Indenture, dated as of           , 2000, by and between
Kiewit Materials Company and UMB Bank, N.A. as Trustee.

Dated --------------------------------------------     By: -------------------------------------------------
                                                           Authorized Officer

This Debenture and the transfer thereof are subject to restrictions which are stated in an Agreement between the Debentureholder(s) whose name(s) appear(s)
hereon and KIEWIT MATERIALS COMPANY, dated           , 2   .

     Section 2.3. Form of Trustee's Certificate of Authentication.

     This is one of the debentures described in the Indenture dated as of , 2000, by and between the Corporation and UMB Bank, N.A., as Trustee.

     Section 2.4. Form of Conversion Notice.

                                                                          [Date]

Kiewit Materials Company
Kiewit Plaza
Omaha, Nebraska 68131

Gentlemen:

     Please accept this as written notice that the undersigned hereby elects to
     exercise his right to convert Kiewit Materials Company   % Convertible
     Debenture No.      into       shares of Kiewit Materials Company common
     stock.

     [If applicable -- By furnishing UMB Bank, N.A. with copy of this notice, I hereby authorize it to deliver the aforementioned Debenture to you on or before
                    , 2          .]

cc: UMB Bank, N.A.

    ----------------------------------------------------------
    Kansas City, Missouri

     Section 2.5. Form of Legend on Face of Security.

     THESE DEBENTURES AND THE TRANSFER THEREOF ARE SUBJECT TO RESTRICTIONS WHICH ARE STATED IN AN AGREEMENT ENTITLED "AGREEMENT" WITH RESPECT TO CONVERTIBLE DEBENTURES OF KIEWIT MATERIALS COMPANY BETWEEN KIEWIT MATERIALS COMPANY. AND THE DEBENTUREHOLDER(S) WHOSE NAME(S) APPEAR(S) ON THIS CERTIFICATE.

                                  ARTICLE III.

                                 THE SECURITIES

     Section 3.1. Amount Unlimited; Issuable in Series.

     The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited.

     The Securities may be issued in one or more series. There shall be established in or pursuant to a Board Resolution, and set forth in an Officers' Certificate, or established in one or more indentures supplemental hereto, prior to the issuance of Securities of any series:

          (1) the title of the Securities of the series (which shall distinguish the Securities of the series from all other Securities);

          (2) any limit upon the aggregate principal amount of the Securities of the series which may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered in lieu of other Securities of the series pursuant to Section 8.6.

          (3) the date or dates on which the principal of the Securities of the series is payable;

          (4) the rate or rates at which the Securities of the series shall bear interest, the date or dates from which such interest shall accrue, the Interest Payment Dates on which such interest shall be payable and the Regular Record Date for the interest payable on any Interest Payment Date;

          (5) the place or places in addition to Omaha, Nebraska, if any, where the principal of and interest on Securities of the series shall be payable;

          (6) the period or periods within which, the price or prices at which, and the terms and conditions upon which Securities of the series may be redeemed, at the option of the Company;

          (7) the Conversion Interest Termination Date, if other than (i) June 30 of the Regular Conversion Year if the Securities are converted into Common Stock during the Regular Conversion Period; or (ii) the Conversion Date if any Security is converted into Common Stock during a Special Conversion Period;

          (8) if other than denominations of $1,000 and any integral multiple thereof, the denominations in which Securities of the series shall be issuable;

          (9) if other than the principal amount thereof, the portion of the principal amount of Securities of the series which shall be payable upon declaration of acceleration of the Maturity thereof pursuant to Section 5.2;

          (10) additional restrictions on the ability of a Holder to transfer the Securities of such series, if any, other than those set forth herein;

          (11) additional Events of Default with respect to Securities of such series, if any, other than those set forth herein;

          (12) the rate at which Holders of Securities of the series may convert such Securities into shares of Common Stock of the Company pursuant to
     Article XI hereof, and the Conversion Period if other than the Regular Conversion Period or the Special Conversion Period;

          (13) if other than Common Stock, the class of common stock of the Company into which the Securities of the series are convertible; and

          (14) any other terms of the Securities of such series (which terms shall not be inconsistent with the provisions of this Indenture).

     All Securities of any one series shall be substantially identical except as to denomination and except as may otherwise be provided in or pursuant to such Board Resolution and set forth in such Officers' Certificate or in any such indenture supplemental hereto.

     If any of the terms of the series are established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Officers' Certificate setting forth the terms of the series.

     Section 3.2. Denominations.

     The Securities of each series shall be issuable in registered form without coupons in such denominations as shall be specified as contemplated by Section
3.1. In the absence of any such provisions with respect to the Securities of any series the Securities of such series shall be issuable in denominations of $1,000 and any integral multiple thereof.

     Section 3.3. Execution, Authentication, Delivery and Dating.

     The Securities shall be executed on behalf of the Company by its Chairman of the Board, its President or one of its Vice Presidents, under its corporate seal reproduced thereon attested by its Secretary or one of its Assistant Secretaries. The signature of any of these officers on the Securities may be manual or facsimile.

     Securities bearing the manual or facsimile signature of individuals who were at the time of signature the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

     At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any series executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities, and the Trustee in accordance with the Company Order shall authenticate and deliver such Securities. If the form or terms of the Securities of the series have been established in or pursuant to one or, Board Resolutions as permitted by Sections 2.1 and 3.1, in authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, and (subject to Section 6.1) shall be fully protected in relying upon, an Opinion of Counsel stating:

          (a) if the form of such Securities has been established by or pursuant to Board Resolution as permitted by Section 2.1, that such form has been established in conformity with the provisions of this Indenture;

          (b) if the terms of such Securities have been established by or pursuant to Board Resolution as permitted by Section 3.1, that such terms have been established in conformity with the provisions of this Indenture; and

          (c) that such Securities, when authenticated and delivered by the Trustee and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and legally binding obligations of the Company, enforceable in accordance with their terms, subject to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting the enforcement of creditors' rights and to general equity principles.

     If such form or terms have been so established, the Trustee shall not be required to authenticate such Securities if the issue of such Securities pursuant to this Indenture will affect the Trustee's own rights, duties or immunities under the Securities and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee.

     Each Security shall be dated the date of its issuance.

     No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder and is entitled to the benefits of this Indenture.

     Section 3.4. Transfer Restrictions.

     Except as specifically provided in the Debenture Repurchase Agreement, the execution of which is a condition precedent to the purchase of the Securities of any series, no Holder shall give, sell, assign, pledge, or otherwise transfer any Securities, by any means, whether voluntary or involuntary, except for pledges of

Securities as collateral for loans in connection with the ownership of the Securities. Any Holder may at any time sell his Securities to the Company in the manner and in accordance with the terms specified in the Debenture Repurchase Agreement. Upon (i) United Metro's termination of the Holder's employment with the Company, other than as a result of the death of the Holder; or (ii) subject to the exceptions in such Holder's Debenture Repurchase Agreement, the Holder's death, the Holder, the Holder's representative, or the Holder's estate shall sell all the Securities owned by the Holder to the Company and the Company shall purchase all such Securities, all in accordance with the terms of the Debenture Repurchase Agreement.

     Section 3.5. Registration and Registration of Transfer.

     The Company shall keep a register (the "Security Register") at its principal office in Omaha, Nebraska in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities. The Company shall be "Security Registrar" for the purpose of registering Securities and transfers of Securities as herein provided.

     Upon surrender for registration of transfer of any Security by the Holder thereof pursuant to the terms of the Debenture Repurchase Agreement and the payment of applicable charges, the Company shall register the transfer of the Security in the Security Register. Such Security shall be cancelled by the Company and shall no longer be deemed to be Outstanding. The Company shall not be required to register the transfer of any Security transferred in violation of the Debenture Repurchase Agreement.

     Every Security presented or surrendered for registration of transfer shall be endorsed in blank or accompanied by appropriate transfer powers executed in blank, and accompanied by such other evidence of authority as the Company may reasonably require.

     Section 3.6. Payment of Interest; Interest Rights Preserved.

     Interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date or at Maturity shall be paid to the Person in whose name that Security is registered at the close of business on the Regular Record Date for such interest.

     Interest shall cease running on the Conversion Interest Termination Date on the principal amount of any Security which is surrendered for conversion pursuant to Article XI hereof. If any Security is surrendered for conversion after the close of business on any Regular Record Date and on or prior to the next succeeding Interest Payment Date (other than any Security whose Maturity is prior to such Interest Payment Date), interest on such Security shall be payable on such Interest Payment Date notwithstanding such conversion, but only in an amount equal to the interest accrued to the Conversion Interest Termination Date, and such interest shall be paid to the Person in whose name that Security is registered at the close of business on such Regular Record Date.

     Section 3.7. Persons Deemed Owners.

     Prior to due presentment of a Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of and interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

     Section 3.8. Cancellation.

     All Securities surrendered for payment, redemption, conversion or registration of transfer shall be delivered to the Company and shall be cancelled by it.

     Section 3.9. Computation of Interest.

     Except as otherwise specified as contemplated by Section 3.1 for Securities of any series, interest on the Securities of each series shall be computed on the basis of a year of 365 days.

                                  ARTICLE IV.

                           SATISFACTION AND DISCHARGE

     Section 4.1. Satisfaction and Discharge of Indenture.

     This Indenture shall upon Company Request cease to be in effect (except as to any surviving rights of conversion or registration of transfer of Securities herein expressly provided for), and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

          (1) either

             (A) all Securities theretofore authenticated and delivered (other than Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in
        Section 9.2) have been delivered to the Trustee for cancellation; or

             (B) all such Securities not theretofore delivered to the Trustee for cancellation

                (i) have become due and payable, or

                (ii) will become due and payable at their Stated Maturity within one year, or

                (iii) are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company and the Company, in the case of (i), (ii) or (iii) above, has deposited or caused to be deposited with the Trustee as trust funds in trust an amount sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal and interest to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

          (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

          (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

     Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 6.6 and, if money shall have been deposited with the Trustee pursuant to subclause (B) of clause (1) of this Section, the obligations of the Trustee under Section 4.2 and the last paragraph of Section 9.2 shall survive.

     Section 4.2. Application of Trust Money.

     Subject to the provisions of the last paragraph of Section 9.2, all money deposited with the Trustee pursuant to Section 4.1 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) the Trustee may determine, to the Persons entitled thereto, of the principal and interest for whose payment such money has been deposited with the Trustee. All moneys deposited with the Trustee pursuant to Section 4.1 (and held by it or any Paying Agent for the payment of Securities subsequently converted shall be returned to the Company upon receipt by the Trustee for a Company Request to such effect.

                                   ARTICLE V.

                                    REMEDIES

     Section 5.1. Events of Default.

     "Event of Default", wherever used herein with respect to Securities of any series, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

          (1) default in the payment of any interest upon any Security of that series when it becomes due and payable, and continuance of such default for a period of 60 days; or

          (2) default in the payment of the principal of any Security of that series at its Maturity, and continuance of such default for a period of 60 days; or

          (3) any other Event of Default provided with respect to Securities of that series.

     Section 5.2. Acceleration of Maturity; Rescission and Annulment.

     If an Event of Default with respect to Securities of any series at the time Outstanding occurs and is continuing, then in every such case the Trustee may declare the principal amount of all of the Securities of that series to be due and payable immediately, by a notice in writing to the Company and upon any such declaration such principal amount shall become immediately due and payable.

     At any time after such a declaration of acceleration with respect to Securities of any series has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided the Holders of a majority in principal amount of the Outstanding Securities of that series, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if

          (1) the Company has paid or deposited with the Trustee a sum sufficient to pay

             (A) all overdue interest on all Securities of that series,

             (B) the principal of any Securities of that series which have become due otherwise than by such declaration of acceleration and interest thereon at the rate or rates prescribed therefor in such Securities, and

             (C) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel;

        and

          (2) all Events of Default with respect to Securities of that series, other than the non-payment of the principal of Securities of that series which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 5.12.

     No such rescission shall affect any subsequent default or impair any right consequent thereon.

     Section 5.3. Collection of Indebtedness and Suits for Enforcement by
Trustee.

     The Company covenants that if

          (1) default is made in the payment of any interest on any Security when such interest becomes due and payable and such default continues for a period of 60 days, or

          (2) default is made in the payment of the principal of any Security at the Maturity thereof and such default continues for a period of 60 days,

the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal and interest, at the rate or rates prescribed therefor in such Securities and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

     If the Company fails to pay such amounts, then the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company or any other obligor upon such Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon such Securities, wherever situated.

     If any Event of Default with respect to Securities of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holder of Securities of such series by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

     Section 5.4. Trustee May File Proofs of Claim.

     In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Securities or the property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise,

          (i) to file and prove a claim for the whole amount of principal and interest owing and unpaid in respect of the Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding, and

          (ii) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee by such Holder's acceptance of Securities hereunder and, in the event that the Trustee consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under
Section 6.6.

     Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

     Section 5.5. Trustee May Enforce Claims Without Possession of Securities.

     All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

     Section 5.6. Application of Money Collected.

     Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

          FIRST: To the payment of all amounts due the Trustee under Section
     6.6;

          SECOND: To the payment of the amounts then due and unpaid for principal and interest on the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal and interest, respectively; and

          THIRD: To the payment of the remainder, if any, to the Company, its successors or assigns, or to whoever may be lawfully entitled to receive the same, or as a court of competent jurisdiction may direct.

     Section 5.7. Limitation on Suits.

     No Holder of any Security of any series shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

          (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Securities of that series;

          (2) the Holders of not less than 25% in principal amount of the Outstanding Securities of that series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

          (3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

          (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

          (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities of that series;

     it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other of such Holders, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all of such Holders.

     Section 5.8. Unconditional Right of Holders to Receive Principal and Interest and to Convert.

     Notwithstanding any other provision in this Indenture the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal and interest on such Security on the Stated Maturity or maturities expressed in such Security (or, in the case of redemption, on the Redemption Date) and to convert such Security in accordance with Article XI and to institute an action for the enforcement of any such payment and right to convert, and such rights shall not be impaired without the consent of such Holder.

     Section 5.9. Restoration of Rights and Remedies.

     If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though such proceeding had not been instituted.

     Section 5.10. Control by Holders.

     The Holders of a majority in principal amount of the Outstanding Securities of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Securities of such series, provided that

          (1) such direction shall not be in conflict with any rule of law or with this Indenture, and

          (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

     Section 5.11. Waiver of Past Defaults.

     The Holders of not less than a majority in principal amount of the Outstanding Securities of any series may on behalf of the Holders of all the Securities of such series waive any past default hereunder with respect to such series and its consequences except a default

          (1) in the payment of the principal of or interest on any Security of such series, or

          (2) in respect of a covenant or provision hereof which under Article VIII cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected.

     Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture with respect to the Securities of such series; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

     Section 5.12. Undertaking for Costs.

     All parties to this Indenture agree, and each Holder of any Security by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Company, to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in principal amount of the Outstanding Securities of any series, or to any suit instituted by any Holder for the enforcement of the payment of the principal of or interest on any Security on or after the Stated Maturity or Maturities expressed in such Security (or, in the case of redemption, on or after the Redemption Date).

                                  ARTICLE VI.

                                  THE TRUSTEE

     Section 6.1. Certain Duties and Responsibilities.

     (a) Except during the continuance of an Event of Default,

          (1) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

          (2) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture.

     (b) In case an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

     (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that

          (1) this Subsection shall not be construed to limit the effect of Subsection (a) of this Section;

          (2) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

          (3) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of a majority in principal amount of the Outstanding Securities of any series, determined as provided in Section 5.10, relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee under this Indenture with respect to the Securities of such series; and

          (4) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

          (d) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

     Section 6.2. Notice of Defaults.

     Within 90 days after the occurrence of any default hereunder with respect to the Securities of any series, the Trustee shall transmit by mail to all Holders of Securities of such series, as their names and addresses appear in the Security Register, notice of such default hereunder known to the Trustee, unless such default shall have been cured or waived; provided, however, that, except in the case of a default in the payment of the principal of, or interest on any Security of such series, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors or Responsible Officers of the Trustee in good faith determine that the withholding of such notice is in the interest of the Holders of Securities of such series. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default with respect to Securities of such series.

     Section 6.3. Certain Rights of Trustee.

     Subject to the provisions of Section 6.1:

          (a) the Trustee may rely and shall be protected in, acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

          (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

          (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee

     (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officer's Certificate;

          (d) the Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

          (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

          (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books and records of the Company, personally or by agent or attorney, upon ten days written notice to the Company of its intention to make such examination; and

          (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.

     Section 6.4. Not Responsible for Recitals or Issuance of Securities.

     The recitals contained herein and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities. The Trustee shall not be accountable for the use or application by the Company of Securities or the proceeds thereof.

     Section 6.5. Money Held in Trust.

     Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Company.

     Section 6.6. Compensation.

     The Company agrees to pay to the Trustee the amounts on the fee schedule attached as Exhibit B hereto as such schedule may be amended from time to time.

     Section 6.7. Disqualification; Conflicting Interest.

     (a) If the Trustee has or shall acquire any conflicting interest, as defined in this Section, with respect to the Securities of any series, it shall, within 90 days after ascertaining that it has such conflicting interest, either eliminate such conflicting interest or resign with respect to the Securities of that series in the manner and with the effect hereinafter specified in this Article.

     (b) In the event that the Trustee shall fail to comply with the provisions of Subsection (a) of this Section with respect to the Securities of any series, the Trustee shall, within 10 days after the expiration of such 90-day period, transmit by mail to all Holders of Securities of that series, as their names and addresses appear in the Security Register, notice of such failure.

     (c) For the purposes of this Section, the Trustee shall be deemed to have a conflicting interest with respect to the Securities of any series if

          (1) the Trustee is trustee under this Indenture with respect to the Outstanding Securities of any series other than that series or is trustee under another indenture under which any other securities, or certificates of interest or participation in any other securities, of the Company are outstanding, unless such other indenture is a collateral trust indenture under which the only collateral consists of Securities issued under this Indenture, provided that there shall be excluded from the operation of this paragraph this Indenture with respect to the Securities of any series other than that series and any indenture or indentures under which other securities, or certificates of interest or participation in other securities, of the Company are outstanding, if

             (i) this Indenture and such other indenture or indentures are wholly unsecured and such other indenture or indentures are either herein specifically described or hereafter qualified under the Trust Indenture Act, unless the Commission shall have found and declared by order pursuant to Section 305(b) or Section 307(c) of the Trust Indenture Act that differences exist between the provisions of this Indenture with respect to Securities of that series and one or more other series or the provisions of such other indenture or indentures which are so likely to involve a material conflict of interest as to make it necessary in the public interest or for the protection of investors to disqualify the Trustee from acting as such under this Indenture with respect to the Securities of that series and such other series or under such other indenture or indentures, or

             (ii) the Company shall have sustained the burden of proving, on application to the Commission and after opportunity for hearing thereon, that trusteeship under this Indenture with respect to the Securities of that series and such other series or such other indenture or indentures is not so likely to involve a material conflict of interest as to make it necessary in the public interest or for the protection of investors to disqualify the Trustee from acting as such under this Indenture with respect to the Securities of that series and such other series or under such other indenture or indentures;

          (2) the Trustee or any of its directors or executive officers is an obligor upon the Securities or an underwriter for the Company;

          (3) the Trustee directly or indirectly controls or is directly or indirectly controlled by or is under direct or indirect common control with the Company or an underwriter for the Company;

          (4) the Trustee or any of its directors or executive officers is a director, officer, partner, employee, appointee or representative of the Company, or of an underwriter (other than the Trustee itself) for the Company who is currently engaged in the business of underwriting, except that (i) one individual may be a director or an executive officer, or both, of the Trustee and a director or an executive officer, or both, of the Company but may not be at the same time an executive officer of both the Trustee and the Company; (ii) if and so long as the number of directors of the Trustee in office is more than nine, one additional individual may be a director or an executive officer, or both, of the Trustee and a director of the Company; and (iii) the Trustee may be designated by the Company or by any underwriter for the Company to act in the capacity of transfer agent, registrar, custodian, paying agent, fiscal agent, escrow agent or depositary, or in any other similar capacity, or, subject to the provisions of paragraph (1) of this Subsection, to act as trustee, whether under an indenture or otherwise;

          (5) 10% or more of the voting securities of the Trustee is beneficially owned either by the Company or by any director, partner or executive officer thereof, or 20% or more of such voting securities is beneficially owned, collectively, by any two or more of such persons; or 10% or more of the voting securities of the Trustee is beneficially owned either by an underwriter for the Company or by any director, partner or executive officer thereof, or is beneficially owned, collectively, by any two or more such persons;

          (6) the Trustee is the beneficial owner of, or holds as collateral security for an obligation which is in default (as hereinafter in this Subsection defined), (i) 5% or more of the voting securities, or 10% or more of any other class of security, of the Company not including the Securities issued under this Indenture and securities issued under any other indenture under which the Trustee is also trustee, or (ii) 10% or more of any class of security of an underwriter for the Company;

          (7) the Trustee is the beneficial owner of, or holds as collateral security for an obligation which is in default (as hereinafter in this Subsection defined), 5% or more of the voting securities of any person who, to the knowledge of the Trustee, owns 10% or more of the voting securities of, or controls directly or indirectly or is under direct or indirect common control with, the Company;

          (8) the Trustee is the beneficial owner of, or holds as collateral security for an obligation which is in default (as hereinafter in this Subsection defined), 10% or more of any class of security of any person who, to the knowledge of the Trustee, owns 50% or more of the voting securities of the Company; or

          (9) the Trustee owns, on May 15 in any calendar year in the capacity of executor, administrator, testamentary or inter vivos trustee, guardian, committee or conservator, or in any other similar capacity, an aggregate of 25% or more of the voting securities, or of any class of security, of any person, the beneficial ownership of a specified percentage of which would have constituted a conflicting interest under paragraph (6), (7) or (8) of this Subsection. As to any such securities of which the Trustee acquired ownership through becoming executor, administrator or testamentary trustee of an estate which included them, the provisions of the preceding sentence shall not apply, for a period of two years from the date of such acquisition, to the extent that such securities included in such estate do not exceed 25% of such voting securities or 25% of any such class of security. Promptly after May 15 in each calendar year, the Trustee shall make a check of its holdings of such securities in any of the above-mentioned capacities as of such May 15. If the Company fails to make payment in full of the principal of or interest on any of the Securities when and as the same becomes due and payable, and such failure continues for 30 days thereafter, the Trustee shall make a prompt check of its holdings of such securities in any of the above-mentioned capacities as of the date of the expiration of such 30-day period, and after such date, notwithstanding the foregoing provisions of this paragraph, all such securities so held by the Trustee, with sole or joint control over such securities vested in it, shall, but only so long as such failure shall continue, be considered as though beneficially owned by the Trustee for the purposes of paragraphs (6), (7) and (8) of this Subsection.

     The specification of percentages in paragraphs (5) to (9), inclusive, of this Subsection shall not be construed as indicating that the ownership of such percentages of the securities of a person is or is not necessary or sufficient to constitute direct or indirect control for the purposes of paragraph (3) or
(7) of this Subsection.

     For the purposes of paragraphs (6), (7), (8) and (9) of this Subsection only, (i) the terms "security" and "securities" shall include only such securities as are generally known as corporate securities, but shall not include any note or other evidence of indebtedness issued to evidence an obligation to repay moneys lent to a person by one or more banks, trust companies or banking firms, or any certificate of interest or participation in any such note or evidence of indebtedness; (ii) an obligation shall be deemed to be "in default" when a default in payment of principal shall have continued for 30 days or more and shall not have been cured; and (iii) the Trustee shall not be deemed to be the owner or holder of (A) any security which it holds as collateral security, as trustee or otherwise, for an obligation which is not in default as defined clause (ii) above, or (B) any security which it holds as collateral security under this Indenture, irrespective of any default hereunder, or (C) any security which it holds as agent for collection, or as custodian, escrow agent or depositary, or in any similar representative capacity.

     (d) For the purposes of this Section:

          (1) The term "underwriter", when used with reference to the Company, means every person who, within three years prior to the time as of which the determination is made, has purchased from the Company with a view to, or has offered or sold for the Company in connection with, the distribution of any security of the Company outstanding at such time, or has participated or has had a direct or indirect participation in any such undertaking, or has participated or has had a participation in the direct or indirect underwriting of any such undertaking, but such term shall not include a person whose interest was limited to a commission from an underwriter or dealer not in excess of the usual and customary distributors' or sellers' commission.

          (2) The term "director" means any director of a corporation or any individual performing similar functions with respect to any organization, whether incorporated or unincorporated.

          (3) The term "person" means an individual, a corporation, a partnership, an association, a joint-stock company, a trust, an unincorporated organization or a government or political subdivision thereof. As used in this paragraph, the term "trust" shall include only a trust where the interest or interests of the beneficiary or beneficiaries are evidenced by a security.

          (4) The term "voting security" means any security presently entitling the owner or holder thereof to vote in the direction or management of the affairs of a person, or any security issued under or pursuant to any trust, agreement or arrangement whereby a trustee or trustees or agent or agents for the owner or holder of such security are presently entitled to vote in the direction or management of the affairs of a person.

          (5) The term "Company" means any obligor upon the Securities.

          (6) The term "executive officer" means the president, every vice president, every trust officer, the secretary and the treasurer of a corporation, and any individual customarily performing similar functions with respect to any organization whether incorporated or unincorporated, but shall not include the chairman of the board of directors.

     (e) The percentages of voting securities and other securities specified in this Section shall be calculated in accordance with the following provisions:

          (1) A specified percentage of the voting securities of the Trustee, the Company or any other person referred to in this Section (each of whom is referred to as a "person" in this paragraph) means such amount of the outstanding voting securities of such person as entitles the holder or holders thereof to cast such specified percentage of the aggregate votes which the holders of all the outstanding voting securities of such person are entitled to cast in the direction or management of the affairs of such person.

          (2) A specified percentage of a class of securities of a person means such percentage of the aggregate amount of securities of the class outstanding.

          (3) The term "amount," when used in regard to securities, means the principal amount if relating to evidences of indebtedness, the number of shares if relating to capital shares and the number of units if relating to any other kind of security.

          (4) The term "outstanding" means issued and not held by or for the account of the issuer. The following securities shall not be deemed outstanding within the meaning of this definition:

             (i) securities of an issuer held in a sinking fund relating to securities of the issuer of the same class;

             (ii) securities of an issuer held in a sinking fund relating to another class of securities of the issuer, if the obligation evidenced by such other class of securities is not in default as to principal or interest or otherwise;

             (iii) securities pledged by the issuer thereof as security for an obligation of the issuer not in default as to principal or interest or otherwise; and

             (iv) securities held in escrow if placed in escrow by the issuer thereof;

          provided, however, that any voting securities of an issuer shall be deemed outstanding if any person other than the issuer is entitled to exercise the voting rights thereof.

          (5) A security shall be deemed to be of the same class as another security if both securities confer upon the holder or holders thereof substantially the same rights and privileges; provided, however, that, in the case of secured evidences of indebtedness, all of which are issued under a single indenture, differences in the interest rates or maturity dates of various series thereof shall not be deemed sufficient to constitute such series different classes; and provided, further, that, in the case of unsecured evidences of indebtedness, differences in the interest rates or maturity dates thereof shall not be deemed sufficient to constitute them securities of different classes, whether or not they are issued under a single indenture.

     Section 6.8. Corporate Trustee Required; Eligibility.

     There shall at all times be a Trustee hereunder which shall be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $1,000,000 and subject to supervision or examination by Federal or State authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

     Section 6.9. Resignation and Removal; Appointment of Successor.

     (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 6.10.

     (b) The Trustee may resign at any time with respect to the Securities of one or more series by giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee required by Section 6.10 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

     (c) The Trustee may be removed at any time with respect to the Securities of any series by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series, delivered to the Trustee and to the Company.

     (d) If at any time:

          (1) the Trustee shall fail to comply with Section 6.7(a) after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, or

          (2) the Trustee shall cease to be eligible under Section 6.8 and shall fail to resign after written request therefor by the Company or by any such Holder, or

          (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company by a Board Resolution may remove the Trustee with respect to all Securities, or (ii) subject to Section 5.12, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Securities and the appointment of a successor Trustee or Trustees.

     (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, with respect to the Securities of one or more series, the Company, by a Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Securities of any particular series) and shall comply with the applicable requirements of Section 6.10. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Securities of any series shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of
Section 6.10, become the successor Trustee with respect to the Securities of such series and to that extent supersede the successor Trustee appointed by the Company. If no successor Trustee with respect to the Securities of any series shall have been so appointed by the Company or the Holders and accepted appointment in the manner required by Section 6.10, any Holder who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

     (f) The Company shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series by mailing written notice of such event by first-class mail, postage prepaid, to all Holders of Securities of such series as their names and addresses appear in the Security Register. Each notice shall include the name of the successor Trustee with respect to the Securities of such series and the address of its Corporate Trust Office.

     Section 6.10. Acceptance of Appointment by Successor.

     (a) In case of the appointment hereunder of a successor Trustee with respect to all Securities, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

     (b) In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series, the Company, the retiring Trustee and each successor Trustee with respect to the Securities of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, (2) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all of the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and
(3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of the Company or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates.

     (c) Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in paragraph (a) or (b) of this Section, as the case may be.

     (d) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

     Section 6.11. Merger, Conversion, Consolidation or Succession to Business.

     Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such securities.

     Section 6.12. Preferential Collection of Claims Against Company.

     (a) Subject to Subsection (b) of this Section, if the Trustee shall be or shall become a creditor, directly or indirectly, secured or unsecured, of the Company within four months prior to a default, as defined in Subsection (c) of this Section, or subsequent to such a default, then, unless and until such default shall be cured, the Trustee shall set apart and hold in a special account for the benefit of the Trustee individually, the Holders of the Securities and the holders of other indenture securities, as defined in Subsection (c) of this Section:

          (1) an amount equal to any and all reductions in the amount due and owing upon any claim as such creditor in respect of principal or interest, effected after the beginning of such four months' period and valid as against the Company and its other creditors, except any such reduction resulting from the receipt or disposition of any property described in paragraph (2) of this Subsection, or from the exercise of any right of set-off which the Trustee could have exercised if a petition in bankruptcy had been filed by or against the Company upon the date of such default; and

          (2) all property received by the Trustee in respect of any claims as such creditor, either as security therefor, or in satisfaction or composition thereof, or otherwise, after the beginning of such four months' period, or an amount equal to the proceeds of any such property, if disposed of, subject, however, to the rights, if any, of the Company and its other creditors in such property or such proceeds.

          Nothing herein contained, however, shall affect the right of the
     Trustee:

             (A) to retain for its own account (i) payments made on account of any such claim by any Person (other than the Company) who is liable thereon, (ii) the proceeds of the bona fide sale of any such claim by the Trustee to a third Person, and (iii) distributions made in cash, securities or other property in respect of claims filed against the Company in bankruptcy or receivership or in proceedings for reorganization pursuant to the Federal Bankruptcy Act or applicable State law;

             (B) to realize, for its own account, upon any property held by it as security for any such claim, if such property was so held prior to the beginning of such four months' period;

             (C) to realize, for its own account, but only to the extent of the claim hereinafter mentioned, upon any property held by it as security for any such claim, if such claim was created after the beginning of such four months' period and such property was received as security therefor simultaneously with the creation thereof, and if the Trustee shall sustain the burden of proving that at the time such property was so received the Trustee had no reasonable cause to believe that a default, as defined in Subsection (c) of this Section, would occur within four months; or

             (D) to receive payment on any claim referred to in paragraph (B) or
        (C), against the release of any property held as security for such claim as provided in paragraph (B) or (C), as the case may be, to the extent of the fair value of such property.

     For the purposes of paragraphs (B), (C) and (D), property substituted after the beginning of such four months' period for property held as security at the time of such substitution shall, to the extent of the fair value of the property released, have the same status as the property released, and, to the extent that any claim referred to in any of such paragraphs is created in renewal of or in substitution for or for the purpose of repaying or refunding any pre-existing claim of the Trustee as such creditor, such claim shall have the same status as such pre-existing claim.

     If the Trustee shall be required to account, the funds and property held in such special account and the proceeds thereof shall be apportioned among the Trustee, the Holders and the holders of other indenture securities in such manner that the Trustee, the Holders and the holders of other indenture securities realize, as a result of payments from such special account and payments of dividends on claims filed against the Company in bankruptcy or receivership or in proceedings for reorganization pursuant to the Federal Bankruptcy Act or applicable State law, the same percentage of their respective claims, figured before crediting to the claim of the Trustee anything on account of the receipt by it from the Company of the funds and property in such special account and before crediting to the respective claims of the Trustee and the Holders and the holders of other indenture securities dividends on claims filed against the Company in bankruptcy or receivership or in proceedings for reorganization pursuant to the Federal Bankruptcy Act or applicable State law, but after crediting thereon receipts on account of the indebtedness represented by their respective claims from all sources other than from such dividends and from the funds and property so held in such special account. As used in this paragraph, with respect to any claim, the term "dividends" shall include any distribution with respect to such claim, in bankruptcy or receivership or proceedings for reorganization pursuant to the Federal Bankruptcy Act or applicable State law, whether such distribution is made in cash, securities or other property, but shall not include any such distribution with respect to the secured portion, if any, of such claim. The court in which such bankruptcy, receivership or proceedings for reorganization is pending shall have jurisdiction (i) to apportion among the Trustee, the Holders and the holders of other indenture securities, in accordance with the provisions of this paragraph, the funds and property held in such special account and proceeds thereof, or
(ii) in lieu of such apportionment, in whole or in part, to give to the provisions of this paragraph due consideration in determining the fairness of the distributions to be made to the Trustee and the Holders and the holders of other indenture securities with respect to their respective claims, in which event it shall not be necessary to liquidate or to appraise the value of any securities or other property held in such special account or as security for any such claim, or to make a specific allocation of such distributions as between the secured and unsecured portions of such claims, or otherwise to apply the provisions of this paragraph as a mathematical formula.

     Any Trustee which has resigned or been removed after the beginning of such four months' period shall be subject to the provisions of this Subsection as though such resignation or removal had not occurred. If any Trustee has resigned or been removed prior to the beginning of such four months' period, it shall be subject to the provisions of this Subsection if and only if the following conditions exist:

          (i) the receipt of property or reduction of claim which would have given rise to the obligation to account, if such Trustee had continued as Trustee, occurred after the beginning of such four months' period; and

          (ii) such receipt of property or reduction of claim occurred within four months after such resignation or removal.

     (b) There shall be excluded from the operation of Subsection (a) of this Section a creditor relationship arising from:

          (1) the ownership or acquisition of securities issued under any indenture, or any security or securities having a maturity of one year or more at the time of acquisition by the Trustee;

          (2) advances authorized by a receivership or bankruptcy court of competent jurisdiction or by this Indenture, for the purpose of preserving any property which shall at any time be subject to the lien of this Indenture or of discharging tax liens or other prior liens or encumbrances thereon, if notice of such advances and of the circumstances surrounding the making thereof is given to the Holders at the time and in the manner provided in this Indenture;

          (3) disbursements made in the ordinary course of business in the capacity of trustee under an indenture, transfer agent, registrar, custodian, paying agent, fiscal agent or depositary, or other similar capacity;

          (4) an indebtedness created as a result of services rendered or premises rented; or an indebtedness created as a result of goods or securities sold in a cash transaction, as defined in Subsection (c) of this Section;

          (5) the ownership of stock or of other securities of a corporation organized under the provisions of Section 25(a) of the Federal Reserve Act, as amended, which is directly or indirectly a creditor of the Company; and

          (6) the acquisition, ownership, acceptance or negotiation of any drafts, bills of exchange, acceptances or obligations which fall within the classification of self-liquidating paper, as defined in Subsection (c) of this Section.

     (c) For the purposes of this Section only:

          (1) the term "default" means any failure to make payment in full of the principal of or interest on any of the Securities or upon the other indenture securities when and as such principal or interest becomes due and payable;

          (2) the term "other indenture securities" means securities upon which the Company is an obligor outstanding under any other indenture (i) under which the Trustee is also trustee, (ii) which contains provisions substantially similar to the provisions of this Section, and (iii) under which a default exists at the time of the apportionment of the funds and property held in such special account;

          (3) the term "cash transaction" means any transaction in which full payment for goods or securities sold is made within seven days after delivery of the goods or securities in currency or in checks or other orders drawn upon banks or bankers and payable upon demand;

          (4) the term "self-liquidating paper" means any draft, bill of exchange, acceptance or obligation which is made, drawn, negotiated or incurred by the Company for the purpose of financing the purchase, processing, manufacturing, shipment, storage or sale of goods, wares or merchandise and which is secured by documents evidencing title to, possession of, or a lien upon, the goods, wares or merchandise or the receivables or proceeds arising from the sale of the goods, wares or merchandise previously constituting the security, provided the security is received by the Trustee simultaneously with the creation of the creditor relationship with the Company arising from the making, drawing, negotiating or incurring of the draft, bill of exchange, acceptance or obligation;

          (5) the term "Company" means any obligor upon the Securities; and

          (6) the term "Federal Bankruptcy Act" means the Bankruptcy Act or Title 11 of the United States Code.

                                  ARTICLE VII.

               HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

     Section 7.1. Company to Furnish Trustee Names and Addresses of Holders.

          The Company will furnish or cause to be furnished to Trustee

          (a) semi-annually, not later than 15 days after the Regular Record Date and not later than 15 days after the date which is six months after the Regular Record Date, for each series of Securities, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders of the Securities of such series as of such Regular Record Date, and

          (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished.

     Section 7.2. Preservation of Information; Communications to Holders.

     (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 7.1. The Trustee may destroy any list furnished to it as provided in Section 7.1 upon receipt of a new list so furnished.

     (b) If three or more Holders (herein referred to as "applicants") apply in writing to the Trustee, and furnish to the Trustee reasonable proof that each such applicant has owned a Security for a period of at least six months preceding the date of such application, and such application states that the applicants desire to communicate with other Holders with respect to their rights under this Indenture or under the Securities and is accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, then the Trustee shall, within five business days after the receipt of such application, at its election, either

          (i) afford such applicants access to the information preserved at the time by the Trustee in accordance with Section 7.2(a), or

          (ii) inform such applicants as to the approximate number of Holders whose names and addresses appear in the information preserved at the time by the Trustee in accordance with Section 7.2(a), and as to the approximate cost of mailing to such Holders the form of proxy or other communication, if any, specified in such application.

     If the Trustee shall elect not to afford such applicants access to such information, the Trustee shall, upon the written request of such applicants, mail to each Holder whose name and address appear in the information preserved at the time by the Trustee in accordance with Section 7.2(a) a copy of the form of proxy or other communication which is specified in such request, with reasonable promptness after a tender to the Trustee of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses of mailing, unless within five days after such tender the Trustee shall mail to such applicants and file with the Commission, together with a copy of the material to be mailed, a written statement to the effect that, in the opinion of the Trustee, such mailing would be contrary to the best interest of the Holders or would be in violation of applicable law. Such written statement shall specify the basis of such opinion. If the Commission, after opportunity for a hearing upon the objections specified filed, shall enter an order refusing to sustain any of such objections or if, after the entry of an order sustaining one or more of such objections, the Commission shall find, after notice and opportunity for hearing, that all the objections so sustained have been met and shall enter an order so declaring, the Trustee shall mail copies of such material to all such Holders with reasonable promptness after the entry of such order and the renewal of such tender; otherwise the Trustee shall be relieved of any obligation or duty to such applicants respecting their application.

     (c) Every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders in accordance with Section 7.2(b), regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under Section 7.2(b).

     Section 7.3. Reports by Trustee.

     (a) Within 60 days after May 15 of each year commencing with the year 2001, the Trustee shall transmit by mail to all Holders, as their names and addresses appear in the Security Register, a brief report dated as of such May 15 with respect to:

          (1) its eligibility under Section 6.8 and its qualifications under
     Section 6.7, or in lieu thereof, if to the best of its knowledge it has continued to be eligible and qualified under said Sections, a written statement to such effect;

          (2) the character and amount and the circumstances surrounding the making of any advances by the Trustee (as such) which remain unpaid on the date of such report, and for the reimbursement of which it claims or may claim a lien or charge, prior to that of the Securities, on any property or funds held or collected by it as Trustee, except that the Trustee shall not be required (but may elect) to report such advances if such advances so remaining unpaid aggregate not more than 1/2 of 1% of the principal amount of the Securities Outstanding on the date of such report:

          (3) the amount, interest rate and maturity date of all other indebtedness owing by the Company (or by any other obligor on the Securities) to the Trustee in its individual capacity on the date of such report, with a brief description of any property held as collateral security therefor, except an indebtedness based upon a creditor relationship arising in any manner described in Section 6.12(b)(2), (3),
     (4) or (6);

          (4) the property and funds, if any, physically in the possession of the Trustee, as Trustee, on the date of such report;

          (5) any additional issue of Securities which the Trustee has not previously reported; and

          (6) any action taken by the Trustee in the performance of its duties hereunder which it has not previously reported and which in its opinion materially affects the Securities, except action in respect of a default, notice of which has been or is to be withheld by the Trustee in accordance with Section 6.2.

     (b) The Trustee shall transmit by mail to all Holders, as their names and addresses appear in the Security Register, a brief report with respect to the character and amount of any advances (and if the Trustee elects so to state, the circumstances surrounding the making thereof) made by the Trustee (as such) since the date of the last report transmitted, pursuant to Subsection (a) of this Section (or if no report has yet been so transmitted, since the date of execution of this instrument) for the reimbursement of which it claims or may claim a lien or charge, prior to that of the Securities, on property or funds held or collected by it as Trustee and which it has not previously reported pursuant to this Subsection, except that the Trustee shall not be required (but may elect) to report such advances if such advances remaining unpaid at any time aggregate 10% or less of the principal amount of the Securities Outstanding at such time, such report to be transmitted within 90 days after such time.

     (c) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which any Securities are listed, with the Commission and the Company. The Company will notify the Trustee when any Securities are listed on any stock exchange.

     Section 7.4. Reports by Company.

     The Company shall:

          (1) file with the Trustee, within 15 days after the Company is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Company may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934; or, if the Company is not required to file information, documents or reports pursuant to either of said Sections, then it shall file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Securities Exchange Act of 1934 in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;

          (2) file with the Trustee and the Commission, in accordance with rules and regulations prescribed from to time by the Commission, such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

          (3) transmit by mail to all Holders, as their names and addresses appear in the Security Register, within 30 days after the filing thereof with the Trustee, such summaries of any information, documents and reports required to be filed by the Company pursuant to paragraphs (1) and (2) of this Section as may be required by rules and regulations prescribed from time to time by the Commission.

                                 ARTICLE VIII.

                            SUPPLEMENTAL INDENTURES

     Section 8.1. Supplemental Indentures Without Consent of Holders.

     Without the consent of any Holders, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

          (1) to evidence the succession of another Person to the Company and the assumption by any such successor of the covenants of the Company herein and in the Securities;

          (2) to add to the covenants of the Company for the benefit of the Holders of all or any series of Securities (and if such covenants are to be for the benefit of less than all series of Securities, stating that such covenants are expressly being included solely for the benefit of such series) or to surrender any right or power herein conferred upon the Company;

          (3) to add any additional Events of Default;

          (4) to add to or change any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the issuance of Securities in bearer form, registrable or not registrable as to principal, and with or without interest coupons;

          (5) to change or eliminate any of the provisions of this Indenture, provided that any such change or elimination shall become effective only when there is no Security Outstanding of any series created prior to the execution of such supplemental indenture which is entitled to the benefit of such provision;

          (6) to secure the Securities;

          (7) to establish the form or terms of Securities of any series as permitted by Sections 2.1 and 3.1;

          (8) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 6.10(b);

          (9) to revise the fee schedule attached as Exhibit B;

          (10) to make provision with respect to the conversion rights of Holders pursuant to the requirements of Article XI; or

          (11) to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture, provided such action shall not adversely affect the interests of the Holders of Securities of any series in any material respect.

     Section 8.2. Supplemental Indentures with Consent of Holders.

     With the consent of the Holders of not less than 66 2/3% in principal amount of the Outstanding Securities of each series affected by such supplemental indenture, by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the

Holders of Securities of such series under this Indenture; provided, however, that no such supplemental indenture shall, without a consent of the Holder of each Outstanding Security affected thereby,

          (1) change the Stated Maturity of the principal of, or any installment of principal of or interest on, any Security, or reduce the principal amount thereof or the redemption thereof, or change any Place of Payment where, or the coin or currency in which, any Security or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date), or adversely affect the right to convert any Security pursuant to Article XI (except to the extent permitted by Section 8.1), or

          (2) reduce the percentage in principal amount of the Outstanding Securities of any series, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or

          (3) modify any of the provisions of this Section or Section 5.11, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby, provided, however, that this clause shall not be deemed to require the consent of any Holder with respect to changes in the references to "the Trustee" and concomitant changes in this Section, or the deletion of this proviso, in accordance with the requirements of Sections 6.10(b) and 8.1(8).

     A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

     It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

     Section 8.3. Execution of Supplemental Indentures.

     In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 6.1) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

     Section 8.4. Effect of Supplemental Indentures.

     Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

     Section 8.5. Conformity with Trust Indenture Act.

     Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act as then in effect.

     Section 8.6. Reference in Securities to Supplemental Indentures.

     Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated by the Trustee and delivered by the Company in exchange for Outstanding Securities of such series.

     New Securities of any series issued and exchanged pursuant to this Section shall be entitled to all the benefits of this Indenture as the same is amended, modified or supplemented by any such supplemental indenture.

                                  ARTICLE IX.

                                   COVENANTS

     Section 9.1. Payment of Principal and Interest.

     The Company covenants and agrees for the benefit of each series of Securities that it will duly and punctually pay the principal of and interest on the Securities of that series in accordance with the terms of the Securities of such series and this Indenture. The Company further covenants that it will not pay any dividends on any class of stock of the Company until all accrued and unpaid interest on the Securities has been paid.

     Section 9.2. Money for Securities Payments to Be Held in Trust.

     If the Company shall at any time act as its own Paying Agent with respect to any series of Securities, it will, on or before each due date of the principal of or interest on any of the Securities of that series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

     Whenever the Company shall have one or more Paying Agents for any series of Securities, it will, prior to each due date of the principal of or interest on any Securities of that series, deposit with a Paying Agent a sum sufficient to pay the principal or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal or interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

     The Company will cause each Paying Agent for any series of Securities other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

          (1) hold all sums held by it for the payment of the principal of or interest on Securities of that series in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

          (2) give the Trustee written notice of any default by the Company (or any other obligor upon the Securities of that series) in the making of any payment of principal or interest on the Securities of that series; and

          (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

     The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

     Any money deposited with the Trustee or any Paying Agent or then held by the Company, in trust for the payment of the principal of or interest on any Security of any series and remaining unclaimed for two years after such principal or interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease.

     Section 9.3. Notice of a Change of Control.

     If there is a Change of Control, the Company shall transmit by mail to all Holders of each series of Securities then Outstanding, as their names and addresses appear in the Security Register, written notice of the occurrence of such Change of Control within ten (10) days following such occurrence.

                                   ARTICLE X.

                            REDEMPTION OF SECURITIES

     Section 10.1. Applicability of Article.

     Securities of any series which are redeemable before their Stated Maturity shall be redeemable in accordance with their terms and this Article.

     Section 10.2. Election to Redeem.

     The election of the Company to redeem any Securities shall be evidenced by a Board Resolution. The Company may not redeem any Securities during any Conversion Period.

     Section 10.3. Notice of Redemption.

     Notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 45 days prior to the Redemption Date, to each Holder of Securities to be redeemed, at his address appearing in the Security Register.

     All notices of redemption shall state:

          (1) the Redemption Date,

          (2) the Redemption Price,

          (3) that on the Redemption Date the Redemption Price will become due and payable upon each such Security to be redeemed and, if applicable, that interest thereon will cease to accrue on and after said date, and

          (4) the place or places where such Securities are to be surrendered for payment of the Redemption Price.

     Notice of redemption of Securities shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company.

     Section 10.4. Deposit of Redemption Price.

     Prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 9.2) an amount of money sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on, all the Securities which are to be redeemed on that date.

     Section 10.5. Securities Payable on Redemption Date.

     Notice of Redemption having been given as aforesaid, the Securities so to be redeemed, which have not been converted as provided in Section 11.1, shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Company at the Redemption Price, together with accrued interest to the Redemption Date.

     If any Security called for redemption shall not be paid upon surrender thereof for redemption, the principal shall continue to bear interest until paid.

                                  ARTICLE XI.

                            CONVERSION OF SECURITIES

     Section 11.1. Right of Conversion.

     The Holder of any Security or Securities of any series shall have the right, at the Holder's option, at any time during (i) the Regular Conversion Period applicable to such series (except that with respect to any Security or Securities which shall be called for redemption, such right shall terminate at the close of business on the Redemption Date for such Security or Securities, unless the Company shall default in payment due upon redemption thereof), and
(ii) any Special Conversion Period applicable to such series and such Holder to convert, subject to the terms and provisions of this Article XI, the principal of any such Security or Securities into fully paid and non-assessable shares of Common Stock of the Company, at the rate of shares of Common Stock for each $1,000 principal amount of Securities to be determined for each series as contemplated by Section 3.1 (the "Conversion Rate") or, in case an adjustment therein has taken place pursuant to the provisions of Section 11.4, then at the rate as so adjusted; provided, however, that no Holder may convert less than all of the principal amount of any Security surrendered for conversion, and, provided further, that no Holder may convert any Security of a series unless all Securities of such series held by such Holder are surrendered for conversion. The conversion right shall be exercised by the surrender of the Security or Securities, the principal of which is so to be converted, to the Company at any time during usual business hours at its principal office in Omaha, Nebraska, accompanied by written notice, substantially in the form set forth in Section 2.4, executed by the Holder of such Security or Securities, that the Holder elects to convert such Security or Securities. All Securities surrendered to the Company for conversion shall be cancelled by it, and no Securities shall be issued in lieu thereof.

     Section 11.2. Issuance of Common Stock; Time of Conversion.

     Within sixty (60) days following the surrender, as herein provided, of any Security or Securities for conversion, the Company shall issue a certificate or certificates representing the number of fully paid and non-assessable shares of Common Stock of the Company into which such Security or Securities may be converted. Subject to the following provisions of this paragraph and of Section 12.4, such conversion shall be deemed to have been made immediately prior to the close of business on the date that such Security or Securities shall have been surrendered in satisfactory form for conversion, so that the rights of the Holder as a Holder shall cease with respect to such Security or Securities at such time, and the Person or Persons entitled to receive the shares of Common Stock deliverable upon conversion of such Security or Securities shall be treated for all purposes as having become the record holder or holders of such shares of Common Stock at such time; provided, however, that no such surrender on any date when the stock transfer books of the Company shall be closed shall be effective to constitute the Person or Persons entitled to receive the shares of Common Stock deliverable upon such conversion as the record holder or holders of such shares of Common Stock on such date, but such surrender shall be effective to constitute the Person or Persons entitled to receive such shares of Common Stock as the record holder or holders thereof for all purposes immediately prior to the close of business on the next succeeding day on which such stock transfer books are open. The date on which a Security shall have been deemed to have been converted is referred to herein as the "Conversion Date".

     Section 11.3. Adjustments in Respect of Interest.

     Any Security of any series converted during the Conversion Period applicable to such series shall cease to accrue interest on the principal amount thereof as of the applicable Conversion Interest Termination Date.

     Section 11.4. Adjustment of Conversion Rate.

     The Conversion Rate applicable to any series of Securities shall be subject to adjustment as follows:

          (a) In case the Company shall (i) pay a dividend, or make a distribution, in shares of Common Stock, on the Common Stock, (ii) subdivide the Outstanding Common Stock into a greater number of shares,
     (iii) combine the Outstanding Common Stock into a smaller number of shares, or (iv) reclassify the Common Stock, the Conversion Rate in effect immediately prior thereto shall be adjusted so that the Holder of any Security thereafter surrendered for conversion shall be entitled to receive the number of shares of Common Stock which such Holder would have owned or have been entitled to receive after the happening of any of the events described above had such Security been converted immediately prior to the happening of such event. If any dividend or distribution of the type described in clause (i) above is not so paid or made, the Conversion Rate shall again be adjusted to the Conversion Rate which would then be in effect if such dividend or distribution had not been declared. An adjustment made pursuant to this Section 11.4(a) shall become effective immediately after the record date in the case of a dividend and shall become effective immediately after the effective date in the case of subdivision, combination or reclassification.

          (b) In case the Company shall issue rights, options or warrants to all holders of any class or series of its Common Stock entitling them (for a period expiring within 45 days after the date fixed for determination of stockholders entitled to receive such rights, options or warrants) to subscribe for or purchase Common Stock at a price per share less than the Average Closing Market Price at the record date for the determination of stockholders entitled to receive such rights, options or warrants, the Conversion Rate in effect immediately prior thereto shall be adjusted so that the same shall equal the Conversion Rate determined by multiplying the Conversion Rate in effect immediately prior to the date of the issuance of such rights, options or warrants by a fraction of which the numerator shall be the number of shares of Common Stock outstanding on the date of issuance of such rights, options or warrants plus the number of additional shares of Common Stock offered for subscription or purchase, and of which the denominator shall be the number of shares of Common Stock outstanding on the date of issuance of such rights, options or warrants plus the number of shares which the aggregate offering price of the total number of shares so offered would purchase at such Average Closing Market Price. Such adjustment shall be made successively whenever any such rights or warrants are issued, and shall become effective immediately after the opening of business on the day following the record date for the determination of the stockholders entitled to receive such rights or warrants. To the extent that shares of Common Stock are not delivered after the expiration of such rights, options or warrants, the Conversion Rate shall be readjusted to the Conversion Rate which would then be in effect had the adjustments made upon the issuance of such rights or warrants been made on the basis of delivery of only the number of shares of Common Stock actually delivered. If such rights, options or warrants are not so issued, the Conversion Rate shall again be adjusted to be the Conversion Rate which would then be in effect if such record date for the determination of stockholders entitled to receive such rights or warrants had not been fixed. In determining whether any rights, options or warrants entitle the holders to subscribe for or purchase shares of Common Stock at less than such Average Closing Market Price, and in determining the aggregate offering price of such shares of Common Stock, there shall be taken into account any consideration received by the Company for such rights, options or warrants, the value of such consideration, if other than cash, to be determined by the Board of Directors.

          (c) In case the Company shall, by dividend or otherwise, distribute to all holders of any class or series of Common Stock (excluding any distribution in connection with the liquidation, dissolution or winding up of the Company, whether voluntary or involuntary) any shares of any class of capital stock of the Company (other than Common Stock) or evidences of its indebtedness or assets (other than Cash) or rights, options or warrants to subscribe for or purchase any of its Securities (excluding those referred to in Section 11.4(b) hereof) (any of the foregoing hereinafter in this Section 11.4(c) called the "Distributed Securities"), then, the Conversion Rate shall be adjusted so that the same shall equal the Conversion Rate determined by multiplying the Conversion Rate in effect immediately prior to the date of such distribution by a fraction of which the numerator shall be the Average Closing Market Price on the record date described below, and the denominator shall be the Average Closing Market Price on such record date less the fair market value on such record date (as determined by the Board of Directors of the Company, whose determination shall be conclusive, and described in a certificate filed with the Trustee) of the Distributed Securities so distributed applicable to one share of Common Stock. Such adjustment shall become effective immediately after the record date for the determination of stockholders entitled to receive such distribution. Notwithstanding the foregoing, in the event the then fair market value (as so determined) of the portion of the Distributed Securities so distributed applicable to one share of Common Stock is equal to or greater than the Average Closing Market Price on the record date, in lieu of the foregoing adjustment, adequate provision shall be made so that each Holder shall have the right to receive, upon conversion of such Holder's Securities, the amount of Distributed Securities such Holder would have received had such Holder converted such Securities on such record date. In the event that such distribution is not so paid or made, the Conversion Rate shall again be adjusted to the Conversion Rate which would then be in effect if such distribution had not been declared. If the Board of Directors determines the fair market value of any distribution for purposes of this Section 11.4(c) by reference to the actual or when issued trading market for any securities, it must in doing so consider the prices in such market over the same period used in computing such Average Closing Market Price.

          Notwithstanding the foregoing provisions of this Section 11.4(c), no adjustment shall be made thereunder for any distribution of Distributed Securities if the Company makes proper provision so that each Holder of a Security who converts such Security (or any portion thereof) after such record date for such distribution shall be entitled to receive upon such conversion, in addition to the shares of Common Stock issuable upon such conversion, the amount and kind of Distributed Securities that such Holder would have been entitled to receive if such Holder had, immediately prior to such record date, converted such Security for Common Stock; provided that, with respect to any Distributed Securities that are convertible, exchangeable or exercisable, the foregoing provision shall only apply to the extent (and so long as) the Distributed Securities receivable upon conversion of such Security would be convertible, exchangeable or exercisable, as applicable, without any loss of rights or privileges for a period of at least 60 days following conversion of such Security.

          In the event the Company implements a stockholder rights plan, such rights plan shall provide that upon conversion of the Securities the Holders shall receive, in addition to the Common Stock issuable upon such conversion, the rights issued under such rights plan (notwithstanding the occurrence of an event causing such rights to separate from the Common Stock at or prior to the time of conversion).

          (d) In case the Company shall, by dividend or otherwise, distribute to all holders of any class of Common Stock cash (excluding any cash that is distributed upon a merger or consolidation or as part of a distribution referred to in Section 11.4(c)) in an aggregate amount that, combined together with (i) the aggregate amount of any other such distributions to all holders of any class of Common Stock made exclusively in cash within the 12 months preceding the date of payment of such distribution, and in respect of which no adjustment pursuant to this Section 11.4(d) has been made, and (ii) the aggregate of any cash plus the fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a resolution of the Board of Directors) of consideration payable in respect of any tender offer by the Company for all or any portion of any class of its Common Stock concluded within the 12 months preceding the date of payment of such distribution, and in respect of which no adjustment pursuant to Section 11.4(e) has been made, exceeds 10% of the product of the Average Closing Market Price on the record date with respect to such distribution and the number of shares of Common Stock outstanding on such record date, then, and in each such case, immediately after the close of business on such record date, the Conversion Rate shall be increased so that the same shall equal the Conversion Rate determined by multiplying the Conversion Rate in effect immediately prior to such record date by a fraction of which the numerator shall be such Average Closing Market Price and the denominator shall be such Average Closing Market Price less the amount of cash so distributed (and not excluded as provided above) applicable to one share of Common Stock, such increase to be effective immediately prior to the opening of business on the day following such record date; provided, however, that, if the portion of the cash so distributed applicable to one share of Common Stock is equal to or greater than the Average Closing Market Price on such record date, in lieu of the foregoing adjustment, adequate provision shall be made so that each Holder shall have the right to receive upon conversion the amount of cash such Holder would have received had such Holder converted such Security immediately prior to such record date. If such dividend or distribution is not so paid or made, the Conversion Rate shall again be adjusted to be the Conversion Rate which would then be in effect if such dividend or distribution had not been declared.

          (e) In case a tender offer made by the Company or any of its subsidiaries for all or any portion of any class of Common Stock expires and such tender offer (as amended upon the expiration thereof) requires the payment to stockholders (based on the acceptance (up to any maximum specified in the terms of the tender offer) of Purchased Shares (as defined below)) of an aggregate consideration having a fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a resolution of the Board of Directors) that, combined together with (i) the aggregate of the cash plus the fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a resolution of the Board of Directors), as of the expiration of such tender offer, of consideration payable in respect of any other tender offers, by the Company or any of its subsidiaries for all or any portion of any class of Common Stock expiring within the 12 months preceding the expiration of such tender offer and in respect of which no adjustment pursuant to this Section 11.4(e) has been made, and
     (ii) the aggregate amount of any distributions to all holders of the Common Stock made exclusively in cash within 12 months preceding the expiration of such tender offer and in respect of which no adjustment pursuant to Section 11.4(d) has been made, exceeds 10% of the product of the Average Closing Market Price as of the last time (the "Expiration Time") tenders could have been made pursuant to such tender offer (as it may be amended) and the number of shares of Common Stock outstanding (including any tendered shares) at the Expiration Time, then, and in each such case, immediately prior to the opening of business on the day after the date of the Expiration Time, the Conversion Rate shall be increased so that the same shall equal the Conversion Rate determined by multiplying the Conversion Rate in effect immediately prior to the Expiration Time by a fraction of which the numerator shall be the product of the number of shares of Common Stock outstanding (less any Purchased Shares) on the Expiration Time and the Common Stock Per Share Price on the Trading Day next succeeding the Expiration Time and the denominator shall be (x) the number of shares of Common Stock outstanding (including any tendered or exchanged shares) on the Expiration Time multiplied by Common Stock Per Share Price on the Trading Day next succeeding the Expiration Time less (y) the fair market value (determined as aforesaid) of the aggregate consideration payable to stockholders based on the acceptance (up to an maximum specified in the terms of the tender or exchanged offer) of all shares validly tendered or exchanged and not withdrawn as of the Expiration Time (the shares deemed so accepted, up to any such maximum, being referred to as the "Purchased Shares"), such increase to become effective immediately prior to the opening of business on the day following the Expiration Time. If the Company is obligated to purchase shares pursuant to any such tender offer, but the Company is permanently prevented by applicable law from effecting any such purchases or all such purchases are rescinded, the Conversion Rate shall again be adjusted to be the Conversion Rate which would then be in effect if such tender offer had not been made.

          (f) For purposes of this Section 11.4, the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company but shall include shares issuable in respect of scrip certificates issued in lieu of fractions of shares of Common Stock. The Company shall not pay any dividend or make any distribution on shares of Common Stock held in the treasury of the Company.

          (g) To the extent permitted by applicable law, the Company from time to time may increase the Conversion Rate applicable to such series by any amount for any period of time if the period is at least 20 days, the increase is irrevocable during such period, and the Board of Directors shall have made a determination that such increase would be in the best interests of the Company, which determination shall be conclusive.

     Section 11.5. No Fractional Shares.

     No fractional shares or scrip representing fractional shares shall be issued upon the conversion of any Security or Securities. If more than one Security of any series shall be surrendered for conversion at one time by the same Holder, the number of full shares issuable upon conversion thereof shall be computed on the basis of the aggregate principal amount of the Securities of such series so surrendered. If the conversion of any Security or Securities results in a fraction, then the Holder of such Security or Securities shall be required to make a cash payment to the Company in an amount sufficient to enable the Holder to obtain a whole share in lieu of such fractional share.

     Section 11.6. Trustee Not Liable.

     The Trustee shall not at any time be under any duty or responsibility to any Holder of Securities to determine whether any facts exist which may require any adjustment of the Conversion Rate applicable thereto, or with respect to the nature or extent of any such adjustment when made, or with respect to the method employed, or to be employed, in making the same. The Trustee shall not be accountable with respect to the validity or value (or the kind or amount) of any shares of Common Stock or of any securities or property which may at any time be issued or delivered upon the conversion of any Security, nor does it make any representation with respect thereto. The Trustee shall not be responsible for any failure of the Company to issue, transfer or deliver any shares of Common Stock or stock certificates or other securities or other property upon the surrender of any Security for the purpose of conversion, or, subject to Section 6.1, to comply with any of the covenants of the Company contained in this
Article XI.

                                  ARTICLE XII.

                             PRIORITY OF SECURITIES

     Section 12.1. Parity With All Unsecured Indebtedness.

     The indebtedness represented by the Securities and the payment of the principal of and interest on each and all of the Securities are hereby expressly made equal in right of payment to the payment of all other unsecured and unsubordinated claims against and indebtedness of the Company.

     Section 12.2. Payment Over of Proceeds Upon Dissolution, Etc.

     In the event of (a) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding in connection therewith, relative to the Company or to its creditors, as such, or to its assets, or (b) any liquidation, dissolution or other winding up of the Company, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, or (c) any assignment for the benefit of creditors or any other marshalling of assets and liabilities of the Company, then and in any such event the Holders shall be entitled to receive payment in full of all amounts due or to become due on or in respect of all of the Securities, or provision shall be made for such payment in money or money's worth, before the stockholders of the Company are entitled to receive any distribution of the assets of the Company.

     The consolidation of the Company with, or the merger of the Company into, another Person or the liquidation or dissolution of the Company following the conveyance or transfer of its properties and assets substantially as an entirety to another Person shall not be deemed a dissolution, winding up, liquidation, reorganization, assignment for the benefit of creditors or marshalling of assets and liabilities of the Company for the purposes of this Section provided that the Person formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer such properties and assets substantially as an entirety, as the case may be, shall, as a part of such consolidation, merger, conveyance or transfer, expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of principal and interest on all the Securities and the performance of all covenants of the Indenture on the part of the Company to be performed or observed.

     Section 12.3. Reliance on Judicial Order or Certificate of Liquidating
Agent.

     Upon any payment or distribution of assets of the Company referred to in this Article, the Trustee, subject to the provisions of Section 6.1, and the Holders of the Securities shall be entitled to rely upon any order or decree entered by any court of competent jurisdiction in which such insolvency, bankruptcy, receivership, liquidation, reorganization, dissolution, winding up or similar case or proceeding is pending, or a certificate of trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee for the benefit of creditors, agent or other Person making such payment or distribution, delivered to the Trustee or to the Holders of Securities, for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the holders of other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article.

                                    *  *  *

     This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

                                          UNITED METRO MATERIALS INC.

                                          [SEAL]

                                          By:
                                          --------------------------------------
                                          Title:
                                          --------------------------------------

                                          Attest:
                                          --------------------------------------
                                          Title:
                                          --------------------------------------

                                          UMB BANK, N.A.
                                          Trustee

                                          [SEAL]

                                          By:
                                          --------------------------------------
                                          Title:
                                          --------------------------------------

                                          Attest:
                                          --------------------------------------
                                          Title:
                                          --------------------------------------